                                                                    Exhibit 10.3

                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

         This Confidentiality and Non-Competition Agreement ("Agreement") is entered into as of the 21st day of March, 1995, by and among PENNUNION ENERGY SERVICES, L.L.C. ("LLC"), a Delaware limited liability company, with an address of 1330 Post Oak Boulevard, 20th Floor, Houston, Texas 77056; BRING GAS SERVICES CORP. ("BRING"), a Delaware corporation, with an address of 1330 Post Oak Boulevard, 20th Floor, Houston, Texas 77056; THE BROOKLYN UNION GAS COMPANY ("BU"), a New York corporation, with an address of One MetroTech Center, Brooklyn, New York 11201; FUEL RESOURCES INC. ("FRI"), a Delaware corporation, with an address of 1330 Post Oak Blvd., 20th Floor, Houston, Texas 77056; FUEL RESOURCES PRODUCTION AND DEVELOPMENT COMPANY, INC. ("FRPDC"), a Delaware corporation, with an address of 1330 Post Oak Blvd., 20th Floor, Houston, Texas 77056; THE HOUSTON EXPLORATION COMPANY ("HOUSTON"), a Delaware corporation, with an address of 1331 Lamar, Suite 1065, Houston, Texas 77010; GAS ENERGY INC. ("GEI"), a New York corporation, with an address of 111 Livingston Street, Brooklyn, New York 11201; PENNZOIL GAS MARKETING COMPANY ("PGM"), a Delaware corporation, with an address of P. O. Box 2967, Houston, Texas 77252-2967; PENNZOIL EXPLORATION AND DEVELOPMENT COMPANY ("PEPCO"), a Delaware corporation, with an address of P. O. Box 2967, Houston, Texas 77252-2967; and PENNZOIL COMPANY ("PC"), a Delaware corporation, with an address of P. O. Box 2967, Houston, Texas 77252-2967.

         WHEREAS, BU, FRI, FRPDC, HOUSTON and GEI are collectively referred to as the "BRING Affiliates";

         WHEREAS, PEPCO and PC are collectively referred to as the "PGM Affiliates";

         WHEREAS, BRING and PGM have formed the LLC for the purpose of, among other things, purchasing, selling, marketing, gathering, transporting or otherwise disposing (collectively, "Marketing") of natural gas, including, without limitation, casinghead gas and residue gas ("Gas");

         WHEREAS, in connection with and as a condition to the formation of the LLC, certain of the BRING Affiliates and certain of the PGM Affiliates will be entering into (i) gas sales agreements with the LLC (collectively, "Gas Sales Agreements"), agreeing to sell to the LLC substantially all of their Gas supplies, and (ii) service agreements with the LLC (collectively, "Service Agreements"), whereby the LLC will be providing various Gas Marketing services for these companies;

         WHEREAS, the parties desire to set forth their agreement as to their confidentiality obligations regarding the price of gas paid or received by the LLC, the BRING Affiliates or the PGM Affiliates, respectively;


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         WHEREAS, the BRING Affiliates and the PGM Affiliates will benefit, directly and indirectly, from the formation of the LLC and the execution and delivery of the Gas Sales Agreements and the Service Agreements;

         WHEREAS, in connection with and as a condition to BRING's and PGM's agreement to the formation of the LLC and the execution and delivery by the LLC of the Gas Sales Agreements and the Service Agreements, BRING, the BRING Affiliates, PGM and the PGM Affiliates desire to herein agree to limit their ability to compete directly or indirectly with the Gas Marketing business of the LLC, subject to the terms and limitations set forth herein;

         WHEREAS, reference is herein made to that certain Confidentiality Agreement ("Confidentiality Agreement") dated June 3, 1994, between PGM and BU;

         WHEREAS, in connection with and as a condition to BRING's and PGM's agreement to the formation of the LLC and the execution and delivery by the LLC of the Gas Sales Agreements and the Service Agreements, BRING and the BRING Affiliates, and PGM and the PGM Affiliates desire to herein adopt, affirm, ratify, assume, approve and agree to be bound by the Confidentiality Agreement as if each had been an original signatory party to the Confidentiality Agreement; and

         WHEREAS, the LLC's Gas Marketing business will be irreparably harmed if BRING, any of the BRING Affiliates, PGM or any of the PGM Affiliates enters into competition with the LLC.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the LLC, BRING, PGM, the BRING Affiliates, and the PGM Affiliates agree as follows:

         1. Covenant Not to Compete; Offered Opportunity. For the term of the LLC (or until either BRING or PGM sells or transfers its entire ownership interest in the LLC, or until BRING or PGM withdraws from the LLC in accordance with that certain Amended and Restated Limited Liability Company Agreement dated March 21, 1995, between BRING and PGM, whichever is sooner), neither BRING, PGM, any of the BRING Affiliates, nor any of the PGM Affiliates shall continue to conduct (or commence) any business that would be in competition with the Gas Marketing business of the LLC in the continental 48 states of the United States of America, except for the purchase or transportation of Gas for BRING's, PGM's, any of the BRING Affiliates' or any of the PGM Affiliates' sole use or the delivery of Gas to the LLC or the purchase, sale or transportation of Gas excluded from the applicable Gas Sales Agreements, and accordingly, BRING, PGM, the BRING Affiliates, the PGM Affiliates and the LLC hereby agree that to the fullest extent permitted by the laws of each jurisdiction in which the LLC will conduct business, BRING, PGM, the BRING Affiliates, and the PGM Affiliates are hereby restricted from engaging in the aforementioned Gas Marketing business (with the aforementioned exclusions) in competition with the business of the LLC; provided, however, that notwithstanding anything stated herein to the contrary, (i) BRING, PGM, the BRING Affiliates, and the PGM Affiliates shall be allowed to engage in the business of processing Gas, the business of Marketing natural gas liquids, condensates, crude oil or refined products and the business of Gas gathering (insofar and only insofar as such Gas gathering opportunity concerns the gathering of Gas


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from a field or property or through facilities in which BRING, PGM, any of the
BRING Affiliates, or any of the PGM Affiliates itself owns an interest at the time of such gathering), the business of cogeneration, alternative energy, independent power production, and exempt wholesale generators (and fuel management activities related thereto) and the business or use of financial derivatives or financial derivative products, regardless of whether such activity may compete directly with the aforementioned Gas Marketing, Gas sales or Gas transportation business of the LLC, and (ii) BU shall not in any way be restricted or prohibited from (1) continuing to conduct any of its gas marketing, gas sales or gas transportation business as it is currently conducted, or (2) from taking whatever steps it deems necessary in its discretion to mitigate or improve its unit cost of service; provided, however, that any such steps may be taken through its own efforts or acting in a joint or cooperative venture with one or more unaffiliated third parties, and would be directed only to existing or potential customers in BU's utility service territory. Further, BU will undertake, solely at its discretion and at a time which it believes is prudent, to appear before the New York State Public Service Commission to remove current restrictions in its Orders to allow BU the flexibility to enter into a mutually acceptable agreement with the LLC as may be required on behalf of BU utility activities. In addition, in the event that a particular business opportunity ("Offered Opportunity") which would compete, directly or indirectly, with the aforementioned Gas Marketing activities of the LLC are first offered to the LLC by BRING, PGM, any of the BRING Affiliates, or any of the PGM Affiliates, and the LLC, by a vote of the managers of the LLC who were not appointed by the offering member of the LLC, elects not to pursue the Offered Opportunity, then the offering member of the LLC or BRING Affiliate or PGM Affiliate, as the case may be, shall be free to pursue the same, and such specific Offered Opportunity shall be deemed to be excepted from this Agreement (insofar and only insofar as the Offered Opportunity is offered to the LLC, and any expansion of the Offered Opportunity or any additional business opportunities which may arise by virtue of the pursuit of the Offered Opportunity shall be deemed covered by this Agreement and must be offered first to the LLC). For purposes hereof, the term "Offered Opportunity" shall include, among other things, any opportunity of BRING, PGM, any of the BRING Affiliates, or any of the PGM Affiliates to (i) enter into any transaction, agreement or activity, for profit or not, which competes or may compete, directly or indirectly, with the aforementioned Gas Marketing activities of the LLC or (ii) form or acquire an interest in any entity or business association which shall or may compete, directly or indirectly (whether through its own actions or through the actions of a subsidiary or affiliate of such entity or business association), with the aforementioned Gas Marketing activities of the LLC; provided, however, that in the event that the assets, entity or business association to be acquired has attributable to it production available for Marketing in excess of 20,000 Mcf/day (as to the BRING Affiliates other than Houston), 25,000 Mcf/day (as to Houston), or 250,000 Mcf/day (as to the PGM Affiliates) and the LLC and the party hereto acquiring the same are unable to agree as to a price at which the LLC will purchase such excess Gas and the Marketing company, subsidiary or affiliate is necessary for the party hereto acquiring the same in order to market such excess Gas, then the term "Offered Opportunity" shall not include the right to acquire the Marketing company, subsidiary or affiliate (and the LLC shall have no right to acquire the same hereunder); provided further, however, that if the Marketing company, subsidiary or affiliate is excluded as an Offered Opportunity hereunder, then only the business of said Marketing company, subsidiary or affiliate as it is then currently conducted with regard to the excess Gas shall be deemed excluded from this Agreement (and any proposed expansion or modification of its business would be covered by this Agreement).


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          The parties hereto specifically agree that these restrictions are necessary and reasonable to protect the business goodwill of the LLC.

         2. Marketing of Canadian Gas. Notwithstanding anything stated herein to the contrary, any sales by the BRING Affiliates or the PGM Affiliates, or any of their respective Canadian affiliates, of Gas produced in Canada is expressly excluded from this Agreement and the obligations set forth in Section 1 above.

         3. Confidentiality Agreement. BRING, the BRING Affiliates, PGM and the PGM Affiliates hereby adopt, affirm, ratify, approve, assume and agree to be bound by all of the terms, obligations, and provisions of the Confidentiality Agreement as if each had been an original signatory party to the Confidentiality Agreement on the original date of execution thereof.

         4. Additional Confidentiality Obligations. Each of the BRING Affiliates hereby agrees that except as may be contractually required or required under applicable law, it will not disclose to a third party any information regarding the prices paid or received by PennUnion or any of the PGM Affiliates for gas purchased or sold by the same without the prior written consent of the party so purchasing or selling the gas. Each of the PGM Affiliates hereby agrees that except as may be contractually required or required under applicable law, it will not disclose to a third party any information regarding the prices paid or received by PennUnion or any of the BRING Affiliates for gas purchased or sold without the prior written consent of the party so purchasing or selling the gas. Notwithstanding anything stated herein to the contrary, nothing shall prevent any party from disclosing information that becomes generally known to the public (other than on a result of a breach of this Agreement).

         5. Disclosure By LLC. Notwithstanding anything stated herein to the contrary, nothing herein shall prevent or preclude the LLC from disclosing to a third party (i) any confidential information covered by the Confidentiality Agreement, insofar and only insofar as the LLC deems such disclosure to be appropriate and insofar as the confidential information to be disclosed relates to the ownership, operation or disposition of the LLC or the LLC's business or assets or (ii) any of the information relating to prices paid or received by the LLC for gas purchased or sold by the LLC.

         6. Injunctive Relief. The parties hereto agree that the Gas Marketing business of the LLC is special, unique and an extraordinary value to the LLC, and BRING, the BRING Affiliates, PGM and the PGM Affiliates acknowledge and agree that in the event of a violation of any of the provisions of this Agreement by any of them, the LLC will have no adequate remedy at law. BRING, the BRING Affiliates, PGM and the PGM Affiliates agree and consent that the LLC will therefore be entitled to enforce this Agreement by temporary restraining order, by temporary or permanent injunction or by mandatory relief obtained in an action or proceeding instituted in any court of competent jurisdiction without the necessity of proving actual damage and without prejudice to any other remedies which the LLC may have at law or in equity. In addition to its other rights and remedies, the LLC shall be entitled to recover and receive from the party against whom the LLC is seeking enforcement of this Agreement any and all costs and expenses (including, without limitation, attorneys fees, court costs,


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investigation and other litigation fees) that the LLC incurs in connection with the enforcement of the obligations hereunder.

         7. No Waiver. The failure to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions, to affect either the validity of this Agreement, or any part hereof, or the right of either party thereafter to enforce each and every provision in accordance with the terms of this Agreement.

         8. Binding on Subsidiaries. Each of BRING, the BRING Affiliates, PGM and the PGM Affiliates shall cause any and all of their current and future subsidiaries, to the extent not already parties hereto and to the extent this Agreement is still in full force and effect, to ratify, approve, assume and agree to be bound by all of the terms, obligations, and provisions of this Agreement.

         9. Binding on Successors. This Agreement shall be binding upon and shall inure to the benefit of the LLC, BRING, the BRING Affiliates, PGM and the PGM Affiliates, and any successors to the same.

         10. Applicable Law. THIS AGREEMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         11. Severability and Interpretation. In the event that any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

         12. Entire Agreement; Amendments. This Agreement is the entire agreement between the parties hereto concerning the subject matter hereof, and all previous agreements (oral or otherwise), including, without limitation, that certain Agreement to Form a Limited Liability Company Agreement ("Agreement to Form") dated as of January 23, 1995, between BRING and PGM (insofar and only insofar as said Agreement to Form concerns the subject matter hereof), are merged herein and superseded hereby for all purposes, and no modification or amendment hereof or subsequent agreement relative to the subject matter hereof shall be binding on any party hereto unless reduced to writing and signed by the party to be bound.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, together, shall constitute one and the same agreement.


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    WITNESS THE EXECUTION HEREOF as of the date first hereinabove referenced.


                                        PENNUNION ENERGY SERVICES, L.L.C.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        BRING GAS SERVICES CORP.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        THE BROOKLYN UNION GAS
                                        COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        FUEL RESOURCES INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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                                        FUEL RESOURCES PRODUCTION
                                        AND DEVELOPMENT COMPANY, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        THE HOUSTON EXPLORATION
                                        COMPANY



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        GAS ENERGY INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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                                        PENNZOIL GAS MARKETING
                                        COMPANY



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        PENNZOIL EXPLORATION AND
                                        DEVELOPMENT COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        PENNZOIL COMPANY



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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